Exhibit 10.2

FOURTH AMENDMENT TO MASTER CONVERSION AGREEMENT

This Fourth Amendment to Master Conversion Agreement (“Amendment”) dated         June 4        , 2012, is between The Pantry, Inc., a Delaware corporation with offices at 305 Gregson Drive, Cary, NC 27511 (“PANTRY”), and Marathon Petroleum Company LP (f/k/a Marathon Petroleum Company LLC), a Delaware limited partnership with offices at 539 South Main Street, Findlay, Ohio 45840 (“MPC”), each a “Party” and together, the “Parties”.

WHEREAS, MPC and PANTRY entered into a Master Conversion Agreement dated July 26, 2010 as amended by First Amendment to Master Conversion Agreement dated February 14, 2011, Second Amendment to Master Conversion Agreement dated August 15, 2011 and Third Amendment to Master Conversion Agreement dated October 3, 2011 (collectively the “Agreement”); and

WHEREAS, PANTRY has requested that certain applicable [***] requirements be [***] by [***];

WHEREAS, MPC is willing to consent to such [***], provided that the total of all such [***] requirements (after such [***]) continue, in aggregate, to [***] within the Agreement;

WHEREAS, the Parties have agreed to amend the Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements set out below, the Parties agree:

1.	The Agreement is amended as follows:

(a)	Section 1(I) of the Agreement is deleted in its entirety and the following is substituted for it:

“(I)        “Minimum Monthly [***] Volume” means, with respect to a [***], the volume in gallons of [***] purchased by PANTRY directly from MPC at the Designated Terminals corresponding in the table below, to such [***] in the table below:

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***]	[***]
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[***]	[***]
[***]	[***]

In illustration, and not in limitation, of the foregoing, for the [***], the Minimum Monthly [***] Volume is [***] gallons of [***] purchased by PANTRY directly from MPC at the Designated Terminals.”

(b)	Section 1(n) of the Agreement is deleted in its entirety and the following is substituted for it:

“(n)        “Minimum Monthly [***] Volume” means, with respect to a [***], the volume in gallons of [***] purchased by PANTRY directly from MPC at the Designated Terminals for a particular [***], as provided below in the table below:

[***]	Volume in gallons [***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

In illustration, and not in limitation, of the foregoing, for the [***], the Minimum Monthly [***] Volume is [***] gallons of [***] purchased by PANTRY directly from MPC at the Designated Terminals.”

(c)	Section 4(a)(2) of the Agreement is deleted in its entirety and the following is substituted for
it:	“

(2)        [***]: Contract Years. In any [***] of any Contract Year in which this Agreement is in effect and PANTRY’s [***] purchases of (i) [***] directly from MPC at the Designated Terminals and (ii) [***] in the [***] in accordance with [***] each [***] of [***] purchased directly from MPC at the Designated Terminals and delivered to the Retail Outlets, for resale at retail, [***], so purchased and delivered in that particular [***]:

[***]	combined total volume [***]	maximum total volume [***] (in gallons)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

PANTRY’s purchases of [***] will be invoiced in accordance with the [***]. Subject to Section 4(a)(5) of this Agreement, the [***] amount to be paid with respect to a [***] of [***] so purchased and delivered in a [***] will be calculated in accordance with the [***] set forth in Section 4(a)(3) of this Agreement.”

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(d)	Section 4(b)(2) of the Agreement is deleted in its entirety and the following is substituted for it:”

(2)        Volume Eligible for [***]: Contract Years. In any [***] of any Contract Year in which this Agreement is in effect and PANTRY’s [***] (i) [***] directly from MPC at the Designated Terminals and (ii) [***] (as defined in the GSA) and [***], to that particular [***],[***] will [***] each [***] of [***] purchased directly from MPC at the Designated Terminals and delivered to the Retail Outlets, for resale at retail, [***], so purchased and delivered in that particular [***]:

[***]	combined total volume [***]	maximum total volume [***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

PANTRY’s purchases of [***] will be invoiced in accordance with the [***]. Subject to Section 4(b)(5) of this Agreement, the [***] amount to be paid with respect to a [***] of [***] so purchased and delivered in a [***] will be calculated in accordance with the [***] set forth in Section 4(b)(3) of this Agreement.”

2.	This Amendment shall be effective as of January 1, 2012.

3.     All capitalized terms used herein and not otherwise defined or redefined herein shall have the meanings assigned to them in the Agreement, and all terms defined or redefined herein shall be given the meaning set out herein.

4.     This Amendment may be executed in counterparts, each of which will be deemed to be an original and taken together shall be considered as one document.

5.     As amended hereby, the Agreement remains in full force and effect as the legal, binding obligation of the Parties, enforceable in accordance with its terms.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

IN WITNESS WHEREOF, the Parties have executed this Fourth Amendment to Master Conversion Agreement on the day and year first written.

THE PANTRY,INC. (“PANTRY”)	MARATHON PETROLEUM COMPANY LP (“MPC”)
By: MPC Investment LLC, its General Partner

By: /s/ Dennis G. Hatchell	By: /s/: Thomas M. Kelley
Its President and Chief Executive Officer	Its Senior Vice President, Marketing

STATE OF             NC                     )

                                                           ) SS

COUNTY OF               WAKE           )

On this     4th     day of  May                 , 2012, before me, the undersigned Notary Public in and for said County and State, came     Dennis G. Hatchell          , who did say, under oath, that he is President and Chief Executive Officer of The Pantry, Inc., a Delaware corporation, and that he executed this Fourth Amendment to Master Conversion Agreement on behalf of and with the authority of said corporation, with full knowledge of its contents and as its free act and deed.

IN WITNESS WHEREOF, I have hereunto affixed my hand and seal on the day and year last aforesaid.

/s/ Traca N. Williamson
Notary Public

My Commission expires:

9/25/2013
(SEAL)

STATE OF             Ohio            )

                                                     ) SS

COUNTY OF          Hancock      )

On this     4th     day of  June                , 2012, before me, the undersigned Notary Public in and for said County and State, came T. M. Kelley, as Senior Vice President, Marketing, who did acknowledge that he executed this Fourth Amendment to Master Conversion Agreement on behalf of and with the authority of MPC Investment LLC, general partner of Marathon Petroleum Company LP, with full knowledge of its contacts and as its free act and deed

IN WITNESS WHEREOF, I have hereunto affixed my hand and seal on the day and year last aforesaid.

/s/ Cynthia L. Ely
Notary Public

My Commission expires:

6/5/2016
(SEAL)